Net Loss Per Share (Tables)	12 Months Ended
Dec. 31, 2012
Net Loss Per Share
Schedule of securities excluded from the computation of diluted net loss per share in the periods presented, as their effects would have been anti-dilutive
	As of December 31,
	2010	2011	2012
Employee Stock Options	—	7,167,138	6,657,794
Series A Preferred Shares	—	20,212,500	—
Series B Preferred Shares	—	8,166,667	—
Non-vested ordinary shares	—	—	741,500

Schedule of calculations of basic net and diluted loss per share

	1.1.2010 to 12.31.2010	1.1.2011 to 12.31.2011	1.1.2012 to 12.31.2012
	$	$	$
Numerator:
Net loss	(8,365,848)	(107,271,525)	(9,472,074)
Deemed dividend on issuance of Series A
Preferred Shares	—	(49,214,977)	—
Net loss attributable to ordinary shareholders	(8,365,848)	(156,486,502)	(9,472,074)
Denominator:
Weighted-average ordinary shares	47,775,000	46,255,574	88,849,206
Outstanding—basic and diluted
Basic net loss per share	(0.18)	(3.38)	(0.11)
Diluted net loss per share	(0.18)	(3.38)	(0.11)